EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION



Name: Schafer Brothers LLC

Address: 598 Madison Avenue New York,  NY 10022

Designated Filer: O.S.S. Capital Management LP

Issuer and Ticker Symbol: SMART BALANCE  INC. [SMBL]

Date of Event requiring statement: January 3, 2008





/s/ Oscar S. Schafer
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Signature



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EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION



Name: Mr. Oscar S. Schafer

Address: 598 Madison Avenue New York,  NY 10022

Designated Filer: O.S.S. Capital Management LP

Issuer and Ticker Symbol: SMART BALANCE  INC. [SMBL]

Date of Event requiring statement: January 3, 2008





/s/ Oscar S. Schafer
------------------------------------
Signature

EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION



Name: Mr. Andrew Goffe

Address: 598 Madison Avenue New York,  NY 10022

Designated Filer: O.S.S. Capital Management LP

Issuer and Ticker Symbol: SMART BALANCE  INC. [SMBL]

Date of Event requiring statement: January 3, 2008





/s/ Andrew Goffe
------------------------------------
Signature